Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jonathan C. Chadwick, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of VMware, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of VMware, Inc.

Date:	November 5, 2014	By:	/s/ Jonathan C. Chadwick
Jonathan C. Chadwick Chief Financial Officer, Chief Operating Officer and Executive Vice President (Principal Financial Officer)